Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 10. Commitments and Contingencies

 a. Commitments

The Company leases certain of its facilities under non-cancellable operating leases, which expire through 2024.

Future minimum annual lease payments under all non-cancelable operating leases with an initial term in excess of one year as of December 31, 2018 are as follows:

Minimum future
operating lease payments
Year ending December 31,	(U.S. $ in thousands)
2019	$8,445
2020	6,440
2021	4,362
2022	3,265
2023	1,894
Thereafter	593
24,999

Rent expense for the years ended December 31, 2018, 2017 and 2016 was approximately $8.2 million, $10.0 million and $14.0 million, respectively.

Borrowing Agreement

In December 2016, the Company entered into a secured loan agreement with Bank Hapoalim Ltd., pursuant to which the Company borrowed $26 million initially (the "Bank Loan") and secured a credit line with similar terms for an additional $24 million (the "Credit Line"). The Bank Loan will mature in December 2023 and is payable in equal consecutive quarterly principal installments of principal and accrued interest. The repayment of the Bank Loan was secured by a first priority lien in the name of the lender on all of the Company's rights to its new headquarters property in Rehovot, Israel and it contains certain subjective acceleration clauses. The Bank Loan bears interest at the rate of LIBOR plus 3.35%. During December 2017, the Company borrowed $10 million under the Credit Line.

Future annual principal payments under the Company’s Bank Loan as of December 31, 2018 are as follows:

Loan principal amount
Year ending December 31,	(U.S. $ in thousands)
2019	$5,143
2020	5,143
2021	5,143
2022	5,143
2023	5,143
Thereafter	1,428
$27,143

b. Contingencies

Patent Law-Based Claim

On November 23, 2017, a former employee, whose employment had been terminated by the Company in 2008 and who had previously unsuccessfully filed a suit against the Company, brought an additional proceeding against the Company under Section 134 of the Israeli Patent Law seeking compensation and royalties for service inventions he invented while he served as an employee of the Company. In this new proceeding, the former employee claims to be entitled to receive royalties in an amount equal to: (a) 20% of the benefits, revenues and /or savings generated by the Company in the past and in the future, including the rise in the value of the Company, as determined in the merger with Stratasys Inc., which took place in December 2012; (b) 20% of the gross profit generated by the Company in the past and 9% of the gross profit produced and that will be produced by the Company; (c) 20% of the gross profit generated by the Company in the past and the relative share of the former Objet entity of the Company in the total gross profit produced and that will be produced by the Company; or (d) 20% of the value of the service inventions at issue. The former employee further sought an order of accounts. The Company rejects the claims that serve as a basis for the proceeding and is defending against them vigorously.

The Company is a party to various other legal proceedings, the outcome of which, in the opinion of management, will not have a significant adverse effect on the financial position or profitability of the Company.